Exhibit 10.24

WAIVER AND AMENDMENT AGREEMENT NO. 2

          This Waiver and Amendment Agreement No. 2, dated and effective as of February 14, 2003 (this “Agreement”), is among the Persons which have executed this Agreement below.  Capitalized terms used, but not defined, herein are used as defined in that certain Lease Agreement, dated as of November 30, 2001, between Wells Fargo Bank Northwest, National Association, as Owner Trustee under S&F Trust 1998-1, as lessor, and Smart & Final Inc., as lessee, as amended by Waiver and Amendment Agreement No. 1, dated as of June 4, 2002.

          WHEREAS, Lessee has requested a waiver of certain covenant violations under the Lease and the amendment of certain covenants contained in the Lease, and the other parties hereto have agreed to such waiver and amendment.

          NOW, THEREFORE, for good and valuable consideration received, the parties hereto agree as follows.

          1.     Waiver.  The Majority Secured Parties hereby waive any Default or Event of Default which may have occurred in connection with Lessee’s failure to comply with Section 28.5(b), (c), (d) or (f) of the Lease for the fiscal quarter of Lessee ending December 29, 2002.

          2.     Amendment.  Lessor and Lessee hereby amend Section 28.2 of the Lease by adding new Section 28.2(r) to read as follows:

         “(r)  Business Plan.  On or before June 2, 2003, deliver to the Agent and the Secured Parties a revised business plan for the principal operating units of Lessee, in form and substance satisfactory to the Agent and the Majority Secured Parties.”

Lessor and Lessee hereby amend Section 28.4 of the Lease by changing Section 28.4(q) to Section 28.4(r) and by adding new Section 28.4(q) to read as follows:

         “(q)  Borrowing Base Certificate.  Monthly, within 15 days after the last Business Day of each 4-week fiscal period of Lessee and at any other time requested by the Administrative Agent (as defined in the Lessee Credit Agreement), a Borrowing Base Certificate (as defined in the Lessee Credit Agreement), which shall: (i) be completed substantially in the form of Exhibit K to the Lessee Credit Agreement, (A) detailing Lessee’s Eligible Accounts Receivable and Eligible Inventory (as such terms are defined in the Lessee Credit Agreement) as of the last day of such fiscal 4-week period or as of such other date as the Administrative Agent may request, and (B) verifying, as of the end of such fiscal 4-week period, compliance with the covenants contained in Sections 6.02(a), (b), (d), (e), (f), (g) and 6.04 of the Lessee Credit Agreement, and the computations (which shall be set forth therein) used in determining such compliance; (ii) be prepared by or under the supervision of Lessee’s chief executive officer, chief financial officer, treasurer or controller and certified by such officer subject only to adjustment upon completion of the normal year-end audit of physical inventory; and (iii) include such additional schedules and other information as the Administrative Agent may reasonably request.

Lessor and Lessee hereby amend Sections 28.5(a), (b), (c), (d), (e) and (f) of the Lease in their entirety to read as follows, and the Majority Secured Parties hereby consent to such amendment.

                        (a)          Net Worth.  Maintain at all times a Consolidated Net Worth of not less than the sum of (i) $260,000,000, plus (ii) 50% of positive cumulative Consolidated Net Income for any fiscal quarter of Lessee ending after the fiscal quarter ending October 8, 2001 (but without any deduction for any period in which Consolidated Net Income is a negative number) plus (iii) 100% of the amount of all cash proceeds of any equity issuances by Lessee or any of its Subsidiaries after the date hereof; provided, however, that changes in other comprehensive income after December 29, 2002 shall be disregarded in calculating Consolidated Net Worth.

                        (b)          Senior Leverage Ratio.  Not permit the Senior Leverage Ratio at the end of the fiscal quarters of Lessee set forth below to exceed the correlative ratio indicated:

Fiscal Quarter	Senior Leverage Ratio

Fourth Quarter 2001	3.25 to 1.0
First Quarter 2002	3.25 to 1.0
Second Quarter 2002	3.50 to 1.0
Third Quarter 2002	3.50 to 1.0
Fourth Quarter 2002	3.25 to 1.0
First Quarter 2003	3.55 to 1.0
Second Quarter 2003	3.00 to 1.0
Third Quarter 2003	3.00 to 1.0
Fourth Quarter 2003	3.00 to 1.0
First Quarter 2004	2.75 to 1.0
Second Quarter 2004	2.75 to 1.0
Third Quarter 2004	2.75 to 1.0

                        (c)          Adjusted Leverage Ratio.  Not permit the Adjusted Leverage Ratio at the end of the fiscal quarters of Lessee set forth below to exceed the correlative ratio indicated:

Fiscal Quarter	Leverage Ratio

Fourth Quarter 2001	4.50 to 1.0
First Quarter 2002	4.60 to 1.0
Second Quarter 2002	4.80 to 1.0
Third Quarter 2002	4.75 to 1.0
Fourth Quarter 2002	4.70 to 1.0
First Quarter 2003	5.00 to 1.0
Second Quarter 2003	4.50 to 1.0
Third Quarter 2003	4.50 to 1.0
Fourth Quarter 2003	4.25 to 1.0

First Quarter 2004	4.25 to 1.0
Second Quarter 2004	4.25 to 1.0
Third Quarter 2004	4.25 to 1.0

                        (d)          Fixed Charge Coverage Ratio.  Not permit the Fixed Charge Coverage Ratio at the end of the fiscal quarters of Lessee set forth below to be less than the correlative ratio indicated:

Fiscal Quarter	Fixed Charge Coverage Ratio

Fourth Quarter 2001	2.00 to 1.0
First Quarter 2002	1.85 to 1.0
Second Quarter 2002	1.85 to 1.0
Third Quarter 2002	1.85 to 1.0
Fourth Quarter 2002	1.85 to 1.0
First Quarter 2003	1.75 to 1.0
Second Quarter 2003	1.95 to 1.0
Third Quarter 2003	1.95 to 1.0
Fourth Quarter 2003	1.95 to 1.0
First Quarter 2004	1.95 to 1.0
Second Quarter 2004	1.95 to 1.0
Third Quarter 2004	1.95 to 1.0

                        (e)          Capital Expenditures.

                                        (i)          Not make, or permit any of its Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by Lessee and its Subsidiaries to exceed $50,000,000 during the fiscal year ended December 29, 2002 and $40,000,000 during each fiscal year thereafter.

                                        (ii)          Not make, or permit any of its Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by Lessee and its Subsidiaries to exceed $12,500,000 during any fiscal quarter of Lessee commencing with the fiscal quarter of Lessee ending March 23, 2003.

                                        (iii)          Not make, or permit Port Stockton Food Distributors, Inc. to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by or on behalf of Port Stockton Food Distributors, Inc. to exceed $2,000,000 during any fiscal year commencing with the fiscal year ending December 28, 2003.

                                        (iv)          Not make, or permit Port Stockton Food Distributors, Inc. to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by or on behalf of Port Stockton Food Distributors, Inc. to exceed $600,000 during any fiscal quarter of Lessee commencing with the fiscal quarter of Lessee ending March 23, 2003.

                        (f)          Maximum EBIT Loss.  Not report, or permit Port Stockton Food Distributors, Inc. to report, an operating loss (before interest and taxes) of more than (i) $3,750,000 for the fiscal quarter of Lessee ending March 23, 2003, (ii) $3,500,000 for the fiscal quarter of Lessee ending June 15, 2003 or (iii) $2,500,000 for any fiscal quarter of Lessee thereafter.

          3.           Conditions Precedent.  The effectiveness of this Agreement is subject to the satisfaction of each of the following conditions precedent.

                        (a)          The Agent shall have received all of the following, in form and substance satisfactory to the Agent:

                                        (i)          Amendment Documents.  This Agreement and any other instrument, document or certificate required by the Agent to be executed or delivered by Lessee or any other Person in connection with this Agreement, duly executed by such Persons (the “Amendment Documents”);

                                        (ii)          Consent of Majority Secured Parties.  The written consent of the Majority Secured Parties to this Agreement;

                                        (iii)          Amendment to Lessee Credit Agreement.  Evidence that the financial covenants contained in the Lessee Credit Agreement have been amended in the same manner as set forth in this Agreement; and

                                        (iv)          Additional Information.  Such additional documents, instruments and information as the Agent may reasonably request to effect the transactions contemplated hereby.

                        (b)          Each of the Lenders which has executed this Agreement prior to 5:00 p.m. (EST) on February 14, 2003 shall have received a fee equal to 0.15% of its Commitment.

                        (c)          The representations and warranties contained herein and in the Lease shall be true and correct as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

                        (d)          All corporate proceedings taken in connection with the transactions contemplated by this Agreement and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Agent.

                        (e)          No Default or Event of Default shall have occurred and be continuing, after giving effect to this Agreement.

          4.          Representations and Warranties.  Lessee hereby represents and warrants to the Agent and the Secured Parties that, as of the date of and after giving effect to this Agreement, (a) the execution, delivery and performance of this Agreement and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Lessee and will not violate Lessee’s certificate of incorporation or bylaws, (b) all representations and warranties set forth in the Lease and in any other Operative Agreement are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to an earlier date, in which case such representations and warranties are true and correct as of such earlier date), (c) no Default or Event of Default has occurred and is continuing, and (d) the Lease (as amended by this Agreement), and all other Operative Agreements are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.

          5.          Survival of Representations and Warranties.  All representations and warranties made in this Agreement or any other Operative Agreement shall survive the execution and delivery of this Agreement and the other Operative Agreements, and no investigation by the Agent or the Secured Parties, or any closing, shall affect the representations and warranties or the right of the Agent and the Secured Parties to rely upon them.

          6.          Reference to Agreement.  Each of the Operative Agreements, including the Lease, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Lease as amended hereby, are hereby amended so that any reference in such Operative Agreements to the Lease, whether direct or indirect, shall mean a reference to the Lease as amended hereby.

          7.          Costs and Expenses.  The Borrower shall pay on demand all reasonable costs and expenses of the Agent (including the reasonable fees, costs and expenses of counsel to the Agent) incurred in connection with the preparation, execution and delivery of this Agreement.

          8.          Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

          9.          Execution.  This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          10.         Limited Effect.  This Agreement relates only to the specific matters covered herein, shall not be considered to be a waiver of any rights any Secured Party may have under the Operative Agreements, and shall not be considered to create a course of dealing or to otherwise obligate any Secured Party to execute similar amendments or grant any waivers under the same or similar circumstances in the future.

          11.         Ratification By Guarantors.  Each of the Guarantors hereby agrees to this Agreement and acknowledges that such Guarantor’s guaranty shall remain in full force and effect without modification thereto.

          12.         Certain Waivers.  Lessee and each Guarantor hereby agrees that none of Lessor, the Agent, the Lenders or the Holders shall be liable under a claim of, and hereby waives any claim against any such party based upon, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress and defamation and breach of fiduciary duties) as a result of any discussions or actions taken or not taken by any such party on or before the date hereof or the discussions conducted pursuant hereto, or any course of action taken by any such party in response thereto or arising therefrom.  This Section 12 shall survive the execution and delivery of this Agreement and the expiration or termination of the Lease.

          13.         Certain Expenses.  In addition to the other expenses for which Lessee is responsible as to this Agreement, Lessee shall reimburse Agent, each Holder and each Lender for its out-of-pocket expenses, not to exceed $4,000, incurred as to any visit to Lessee’s chief executive office to discuss the business plan referenced in Section 28.2(r) of the Lease.

[Remainder of the Page is Intentionally Left Blank]

          This Agreement may be executed by the parties hereto on separate counterparts.

LESSOR:
WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
    as Owner Trustee under S&F Trust 1998-1

By:	/s/ VAL ORTON

Name:	Val T. Orton
Title:	Vice President

LESSEE:
SMART & FINAL INC.

By:	/s/ RICHARD PHEGLEY	By:

Name:	Richard N. Phegley	Name:

Title:	Senior Vice President & Chief Financial Officer	Title:

A-2 LENDER AND B LENDER:
FLEET CAPITAL CORPORATION

By:	/s/ PETER C. SALVADORE

Name:	Peter C. Salvadore
Title:	Vice President

A-2 LENDER:
GMAC COMMERCIAL FINANCE , LLC,
    successor by merger to GMAC Business Credit, LLC

By:	/s/ DAVID W. BERRY

Name:	David W. Berry
Title:	VP – Group Sr. Risk Manager

[Waiver and Amendment Agreement No. 2]

A-2 LENDER:
COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.
   “RABOBANK NEDERLAND,” NEW YORK BRANCH

By:	/s/ BRAD SCOTT	/s/ IAN REECE

Name:	Bradford F. Scott	Ian Reece
Title:	Executive Director	Managing Director

HOLDER AND A-2 LENDER:
NATEXIS BANQUES POPULAIRES

By:	/s/ ANNE ULRICH	/s/ NICOLAS REGENT

Name:	Anne Ulrich	Nicolas Regent
Title:	Vice President	VP Multinational

A-2 LENDER:
BNP PARIBAS

By:	/s/ SEAN CONLON	/s/ JANICE HO

Name:	Sean T. Conlon	Janice S. H. Ho
Title:	Managing Director	Director

B LENDER:
TRANSAMERICA EQUIPMENT FINANCIAL SERVICES CORPORATION

By:	/s/ JAMES R. BATES

Name:	James R. Bates
Title:	Vice President

GUARANTOR:
AMERICAN FOODSERVICE DISTRIBUTORS

By:	/s/ RICHARD PHEGLEY

Name:	Richard N. Phegley
Title:	Senior Vice President & Chief Financial Officer

[Waiver and Amendment Agreement No. 2]

GUARANTOR:
SMART & FINAL STORES CORPORATION

By:	/s/ RICHARD PHEGLEY

Name:	Richard N. Phegley
Title:	Senior Vice President & Chief Financial Officer

[Waiver and Amendment Agreement No. 2]

GUARANTOR:
SMART & FINAL OREGON, INC.

By:	/s/ RICHARD PHEGLEY

Name:	Richard N. Phegley
Title:	Senior Vice President & Chief Financial Officer

GUARANTOR:
PORT STOCKTON FOOD DISTRIBUTORS, INC.

By:	/s/ RICHARD PHEGLEY

Name:	Richard N. Phegley
Title:	Senior Vice President—Finance

GUARANTOR:
HENRY LEE COMPANY

By:	/s/ RICHARD PHEGLEY

Name:	Richard N. Phegley
Title:	Senior Vice President—Finance

GUARANTOR:
AMERIFOODS TRADING COMPANY

By:	/s/ RICHARD PHEGLEY

Name:	Richard N. Phegley
Title:	Senior Vice President & Chief Financial Officer

GUARANTOR:
CASINO FROZEN FOODS, INC.

By:	/s/ RICHARD PHEGLEY

Name:	Richard N. Phegley
Title:	Senior Vice President & Chief Financial Officer

[Waiver and Amendment Agreement No. 2]

GUARANTOR:
FOODSERVICESPECIALISTS.COM, INC.

By:	/s/ RICHARD PHEGLEY

Name:	Richard N. Phegley
Title:	Senior Vice President & Chief Financial Officer

GUARANTOR:
OKUN PRODUCE INTERNATIONAL, INC.

By:	/s/ RICHARD PHEGLEY

Name:	Richard N. Phegley
Title:	Senior Vice President & Chief Financial Officer

GUARANTOR:
HL HOLDING CORPORATION

By:	/s/ RICHARD PHEGLEY

Name:	Richard N. Phegley
Title:	Senior Vice President & Chief Financial Officer

[Waiver and Amendment Agreement No. 2]